EXHIBIT 99.1

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Morgan Stanley                                                  November 9, 2004
Securitized Products Group
                            [LOGO OF Morgan Stanley]
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                             Computational Materials


                                 $1,189,671,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE9


                       Mortgage Pass-Through Certificates

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1

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Morgan Stanley                                                  November 9, 2004
Securitized Products Group
                            [LOGO OF Morgan Stanley]
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2
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Morgan Stanley                                                  November 9, 2004
Securitized Products Group
                            [LOGO OF Morgan Stanley]
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                          Approximately $1,189,671,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE9

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------

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                                                                                      Modified
                                                                      Avg Life to     Duration
   Offered                                       Expected Ratings        Call /       To Call /         Payment Window To Call /
   Classes     Description        Balance(4)    (S&P/Fitch/Moody's)    Mty(1)(2)     Mty(1)(2)(3)              Mty(1)(2)
==================================================================================================================================
    A-1        Not Offered       120,339,000       AAA/AAA/Aaa        2.36 / 2.53                *****Not Offered*****
----------------------------------------------------------------------------------------------------------------------------------
    A-2        Not Offered       360,751,000       AAA/AAA/Aaa        2.46 / 2.71                *****Not Offered*****
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    A-3a         Floater         395,000,000       AAA/AAA/Aaa        0.72 / 0.72    0.71 / 0.71     12/04 - 05/06 / 12/04 - 05/06
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    A-3b         Floater         300,000,000       AAA/AAA/Aaa        3.78 / 4.15    3.58 / 3.87     06/06 - 04/12 / 06/06 - 01/21
----------------------------------------------------------------------------------------------------------------------------------
    A-3c         Floater         163,478,000       AAA/AAA/Aaa        3.00 / 3.00    2.88 / 2.88     05/06 - 04/11 / 05/06 - 04/11
----------------------------------------------------------------------------------------------------------------------------------
    A-3d         Floater          36,000,000       AAA/AAA/Aaa        7.19 / 9.24    6.55 / 8.14     04/11 - 03/12 / 04/11 - 12/20
----------------------------------------------------------------------------------------------------------------------------------
    M-1          Floater          83,237,000       AA+/AA+/Aa1        5.00 / 5.53    4.66 / 5.07     04/08 - 03/12 / 04/08 - 07/18
----------------------------------------------------------------------------------------------------------------------------------
    M-2          Floater          54,920,000        AA/AA/Aa2         4.95 / 5.45    4.60 / 4.99     03/08 - 03/12 / 03/08 - 09/17
----------------------------------------------------------------------------------------------------------------------------------
    M-3          Floater          29,176,000       AA-/AA-/Aa3        4.93 / 5.40    4.57 / 4.95     02/08 - 03/12 / 02/08 - 12/16
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    M-4          Floater          28,318,000         A+/A+/A1         4.92 / 5.37    4.52 / 4.87     02/08 - 03/12 / 02/08 - 06/16
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    M-5          Floater          24,886,000          A/A/A2          4.90 / 5.32    4.50 / 4.81     01/08 - 03/12 / 01/08 - 12/15
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    M-6          Floater          22,311,000         A-/A-/A3         4.90 / 5.27    4.46 / 4.74     01/08 - 03/12 / 01/08 - 05/15
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    B-1          Floater          18,879,000      BBB+/BBB+/Baa1      4.90 / 5.21    4.41 / 4.64     01/08 - 03/12 / 01/08 - 09/14
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    B-2          Floater          16,304,000       BBB/BBB/Baa2       4.88 / 5.12    4.38 / 4.56     12/07 - 03/12 / 12/07 - 02/14
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    B-3          Floater          17,162,000      BBB-/BBB-/Baa3      4.88 / 5.00    4.21 / 4.29     12/07 - 03/12 / 12/07 - 05/13
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------

                 Initial
  Offered     Subordination
  Classes        Level(5)        Benchmark
==============================================
    A-1           19.85%        1 Mo. LIBOR
----------------------------------------------
    A-2           19.85%        1 Mo. LIBOR
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    A-3a          19.85%        1 Mo. LIBOR
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    A-3b          19.85%        1 Mo. LIBOR
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    A-3c          19.85%        1 Mo. LIBOR
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    A-3d          19.85%        1 Mo. LIBOR
----------------------------------------------
    M-1           15.00%        1 Mo. LIBOR
----------------------------------------------
    M-2           11.80%        1 Mo. LIBOR
----------------------------------------------
    M-3           10.10%        1 Mo. LIBOR
----------------------------------------------
    M-4           8.45%         1 Mo. LIBOR
----------------------------------------------
    M-5           7.00%         1 Mo. LIBOR
----------------------------------------------
    M-6           5.70%         1 Mo. LIBOR
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    B-1           4.60%         1 Mo. LIBOR
----------------------------------------------
    B-2           3.65%         1 Mo. LIBOR
----------------------------------------------
    B-3           2.65%         1 Mo. LIBOR
----------------------------------------------

Notes: (1) Certificates are priced to the 10% optional clean-up call.

       (2) Based on the pricing prepayment speed. See details below.

       (3) Assumes pricing at par.

       (4) Bond sizes subject to a variance of plus or minus 5%.

       (5) Subordination levels to be finalized.


   Issuer:                      Morgan Stanley ABS Capital I Inc. Trust
                                2004-HE9.

   Depositor:                   Morgan Stanley ABS Capital I Inc.

   Originators:                 Aames Capital Corporation, Accredited Home
                                Lenders and NC Capital Corporation.

   Servicer:                    Countrywide Home Loans Inc.

   Trustee:                     Deutsche Bank National Trust Company.

   Managers:                    Morgan Stanley (lead manager), Countrywide
                                Securities Corp. and Wachovia Capital Markets,
                                LLC.

   Rating Agencies:             Standard & Poor's, Fitch Ratings and Moody's
                                Investors Service.

   Class A-3b Certificate
   Insurer: Financial Security Assurance Inc., a AAA/Aaa/AAA rated surety bond provider.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3
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Class A-3b Certificate          The Class A-3b Certificate Insurer will
Insurance Policy:               guarantee timely interest and ultimate principal
                                for the benefit of the Class A-3b Certificate holders.

Offered Certificates:           Class A-3a, A-3b, A-3c, A-3d, M-1, M-2, M-3,
                                M-4, M-5, M-6, B-1, B-2 and B-3 Certificates.

Group I Class A
Certificates:                   Class A-1 Certificates.

Group II Class A
Certificates:                   Class A-2 Certificates.

Group III Class A
Certificates:                   Class A-3a, Class A-3b, Class A-3c and Class
                                A-3d Certificates.

Group III Class A
Sequential Certificates:        Class A-3c and Class A-3d Certificates.

Expected Closing Date:          Expected on or about November 30 through DTC and
                                Euroclear or Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                   November 1, 2004

Distribution Dates:             For all Offered Certificates with the exception
                                of the Class A-3b, the 25th of each month, or if such day is not a New York business day, on the next business day, beginning December 25, 2004.

Class A-3b Distribution
Dates: The 2nd of each month, or if such day is not a New York or Tokyo business day, on the next business day, beginning January 2, 2005.

Final Scheduled
Distribution Date:              The Distribution Date occurring in October 2034.

Due Period:                     For any Distribution Date, the period commencing
                                on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:        For all Offered Certificates with the exception
                                of the Class A-3b, the interest accrual period with respect to any Distribution Date will be the period beginning with the previous
                                Distribution Date (or, in the case of the first
                                Distribution Date, the Closing Date) and ending on the day prior to the current Distribution
                                Date (on an actual/360 day count basis).

Class A-3b Interest Accrual
Period: The interest accrual period for the Class A-3b Certificates with respect to any Class A-3b Distribution Date will be the period beginning with the second day of the month (or, in the case of the first Class A-3b Distribution Date, seven calendar days after the Closing Date) and ending on the first day of the following month (on an actual/360 day count basis).

LIBOR Determination Date:       With respect to any Interest Accrual Period for
                                all of the Offered Certificates, the second
                                London Business Day preceding the commencement of the Interest Accrual Period.

Mortgage Loans:                 The Trust will consist of three groups of
                                adjustable and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:         Approximately $150.1 million of Mortgage Loans
                                with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac or Fannie
                                Mae.

Group II Mortgage Loans:        Approximately $450.1 million of Mortgage Loans
                                with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac or Fannie
                                Mae.

Group III Mortgage Loans:       Approximately $1,116.0 million of Mortgage Loans
                                that have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac or Fannie Mae.

Pricing Prepayment Speed:       o       Fixed Rate Mortgage Loans: CPR starting
                                        at approximately 4% CPR in month 1 and
                                        increasing to 23% CPR in month 16
                                        (19%/15 increase for each month), and
                                        remaining at 23% CPR thereafter

                                o       ARM Mortgage Loans: 28% CPR

Credit Enhancement:             The Offered Certificates are credit enhanced by:


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 4
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                                1)      Net monthly excess cashflow from the
                                        Mortgage Loans,
                                2)      2.65% overcollateralization (funded
                                        upfront). On and after the Step-down
                                        Date, so long as a Trigger Event is not
                                        in effect, the required
                                        overcollateralization will equal 5.30%
                                        of the aggregate principal balance of
                                        the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date,
                                3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates, and
                                4)      For the benefit of the Class A-3b
                                        Certificate holders only, the Class A-3b
                                        Certificate Insurance Policy.

Senior Enhancement
Percentage:                     For any Distribution Date, the percentage
                                obtained by dividing (x) the aggregate
                                Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                                Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage
                                Loans as of the last day of the related Due
                                Period.

                                The later to occur of:
Step-down Date:                 (x) The earlier of:
                                    (a) The Distribution Date occurring in
                                        December 2007; and
                                    (b) The Distribution Date on which the
                                        aggregate balance of the Class A
                                        Certificates is reduced to zero; and
                                (y) The first Distribution Date on which the
                                    Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 39.70%.

Trigger Event:                   Either a Delinquency Trigger Event or a
                                 Cumulative Loss Trigger Event.

Delinquency Trigger Event:       A Delinquency Trigger Event is in effect on any
                                 Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds
                                 [42.50%] of the prior period's Senior
                                 Enhancement Percentage. The 60 Day+ Rolling
                                 Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger Event:   A Cumulative Loss Trigger Event is in effect on
                                 any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                                 Prepayment Period divided by the aggregate
                                 Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                                 Months 37- 48   [2.75] for the first month,
                                                 plus an additional 1/12th of
                                                 [1.50] for each month
                                                 thereafter (e.g., [3.500] in
                                                 Month 43)
                                 Months 49- 60   [4.25] for the first month,
                                                 plus an additional 1/12th of
                                                 [1.00] for each month
                                                 thereafter (e.g., [4.750] in
                                                 Month 55)
                                 Months 61- 72   [5.25] for the first month,
                                                 plus an additional 1/12th of
                                                 [0.75] for each month
                                                 thereafter (e.g., [5.625] in
                                                 Month 67)
                                 Months 73-
                                 thereafter      [6.00]


Initial Subordination
Percentage:                      Class A:            19.85%
                                 Class M-1:          15.00%
                                 Class M-2:          11.80%
                                 Class M-3:          10.10%
                                 Class M-4:           8.45%
                                 Class M-5:           7.00%
                                 Class M-6:           5.70%
                                 Class B-1:           4.60%
                                 Class B-2:           3.65%
                                 Class B-3:           2.65%

Optional Clean-up Call:          When the current aggregate principal balance of
                                 the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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Step-up Coupons:                 For all Offered Certificates the coupon will
                                 increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-Through Rate:     The Class A-1 Certificates will accrue interest
                                 at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable), (ii) the Loan
                                 Group I Cap and (iii) the WAC Cap.

Class A-2 Pass-Through Rate:     The Class A-2 Certificates will accrue interest
                                 at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable), (ii) the Loan
                                 Group II Cap and (iii) the WAC Cap.

Class A-3a, A-3b, A-3c
and A-3d Pass-Through
Rate: The Class A-3a, A-3b, A-3c and A-3d Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group III Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-2 Pass-Through Rate:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-3 Pass-Through Rate:     The Class M-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-4 Pass-Through Rate:     The Class M-4 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-5 Pass-Through Rate:     The Class M-5 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class M-6 Pass-Through Rate:     The Class M-6 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-1 Pass-Through Rate:     The Class B-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-2 Pass-Through Rate:     The Class B-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

Class B-3 Pass-Through Rate:     The Class B-3 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                                 Clean-up Call is exercisable) and (ii) the WAC
                                 Cap.

WAC Cap: For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee
                                 Rate) then in effect on the beginning of the related Due Period, and less the Class A-3B insurance premium in the case of the Class A-3b Certificates, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:                For any distribution date, the weighted average
                                 of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense
                                 Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related
                                 Interest Accrual Period.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 6

Loan Group II Cap:               For any distribution date, the weighted average
                                 of the mortgage rates for each group II
                                 mortgage loan (in each case, less the
                                 applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group III Cap:              For any distribution date, the weighted average
                                 of the mortgage rates for each group III mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, and less the Class A-3B insurance premium in the case of the Class A-3b Certificates, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related interest accrual period.

Class A-1 Basis Risk
Carry Forward Amount:            As to any Distribution Date, the supplemental
                                 interest amount for the Class A-1 Certificates will equal the sum of:
                                 (i)   The excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the Class A-1
                                       Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                                 (ii)  Any Class A-1 Basis Risk Carry Forward
                                       Amount remaining unpaid from prior
                                       Distribution Dates; and
                                 (iii) Interest on the amount in clause (ii) at
                                       the related Class A-1 Pass-Through Rate
                                       (without regard to the Loan Group I Cap
                                       or WAC Cap).

Class A-2 Basis Risk
Carry Forward Amount:            As to any Distribution Date, the supplemental
                                 interest amount for each of the Class A-2
                                 Certificates will equal the sum of:

                                 (i)   The excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the Class A-2
                                       Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                                 (ii)  Any Class A-2 Basis Risk Carry Forward
                                       Amount remaining unpaid from prior
                                       Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at
                                       the related Class A-2 Pass-Through Rate
                                       (without regard to the Loan Group II Cap or WAC Cap).

Class A-3a, A-3b, A-3c and
A-3d Basis Risk Carry
Forward Amount:                  As to any Distribution Date, the supplemental
                                 interest amount for each of the Class A-3a, A-3b, A-3c and A-3d Certificates will equal the sum of:

                                 (i)   The excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at the Class A-3a, A-3b,
                                       A-3c and A-3d Pass-Through Rates (without regard to the Loan Group III Cap or WAC
                                       Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap;

                                 (ii) Any Class A-3a, A-3b, A-3c and A-3d Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at
                                       the related Class A-3a, A-3b, A-3c and
                                       A-3d Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap).

Class M-1, M-2, M-3,
M-4, M-5, M-6, B-1, B-2
and B-3 Basis Risk
Carry Forward Amounts:           As to any Distribution Date, the supplemental
                                 interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                 Certificates will equal the sum of:

                                 (i)   The excess, if any, of interest that
                                       would otherwise be due on such
                                       Certificates at such Certificates'
                                       applicable Pass-Through Rate (without
                                       regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                                 (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                 (iii) Interest on the amount in clause (ii) at
                                       the Certificates' applicable Pass-Through
                                       Rate (without regard to the WAC Cap).


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Distributions on
Offered Certificates:            On each Distribution Date and after payments of
                                 servicing and trustee fees and other expenses, interest distributions from the Interest
                                 Remittance Amount will be allocated as follows:

                                 (i)   The portion of the Interest Remittance
                                       Amount attributable to the Group I
                                       Mortgage Loans will be allocated
                                       according to the related Accrued
                                       Certificate Interest and any unpaid
                                       interest shortfall amounts for such
                                       class, as applicable, first, to the Class
                                       A-1 Certificates, second, pro rata to the Class A-2 Certificates, the Group III Class A Certificates and (according to any unpaid Class A-3b Insurance premiums and any unreimbursed Class A-3b Insurance Payment Amounts) the Class A-3b Insurer;
                                 (ii)  The portion of the Interest Remittance
                                       Amount attributable to the Group II
                                       Mortgage Loans will be allocated
                                       according to the related Accrued
                                       Certificate Interest and any unpaid
                                       interest shortfall amounts for such
                                       class, as applicable, first, to the Class
                                       A-2 Certificates and second, pro rata to the Class A-1 Certificates, the Group III Class A Certificates and (according to any unpaid Class A-3b Insurance premiums and any unreimbursed Class A-3b Insurance Payment Amounts) the Class A-3b Insurer;
                                 (iii) The portion of the Interest Remittance
                                       Amount attributable to the Group III
                                       Mortgage Loans will be allocated
                                       according to the related Accrued
                                       Certificate Interest and any unpaid
                                       interest shortfall amounts for such
                                       class, as applicable, first, on a pro
                                       rata basis to the Group III Class A
                                       Certificates and (according to any unpaid
                                       Class A-3b Insurance premiums and any
                                       unreimbursed Class A-3b Insurance Payment
                                       Amounts) the Class A-3b Insurer and
                                       second, pro rata to the Class A-1
                                       Certificates and Class A-2 Certificates;
                                 (iv)   To the Class M-1 Certificates, its
                                        Accrued Certificate Interest;
                                 (v)    To the Class M-2 Certificates, its
                                        Accrued Certificate Interest;
                                 (vi)   To the Class M-3 Certificates, its
                                        Accrued Certificate Interest;
                                 (vii)  To the Class M-4 Certificates, its
                                        Accrued Certificate Interest;
                                 (viii) To the Class M-5 Certificates, its
                                        Accrued Certificate Interest;
                                 (ix)   To the Class M-6 Certificates, its
                                        Accrued Certificate Interest;
                                 (x)    To the Class B-1 Certificates, its
                                        Accrued Certificate Interest;
                                 (xi)   To the Class B-2 Certificates, its
                                        Accrued Certificate Interest, and
                                 (xii)  To the Class B-3 Certificates, its
                                        Accrued Certificate Interest.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Principal Distributions
on Offered Certificates:         On each Distribution Date (a) prior to the
                                 Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                                 (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (vii) to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (viii) to the Class B-1 Certificates, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (ix) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
                                 (x) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                 On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                                 (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                                 (ii)   to the Class M-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (iii)  to the Class M-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (iv)   to the Class M-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (v)    to the Class M-4 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-4
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (vi)   to the Class M-5 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-5
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (vii)  to the Class M-6 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-6
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (viii) to the Class B-1 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-1
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                 (ix)   to the Class B-2 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-2
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero; and
                                 (x)    to the Class B-3 Certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-3
                                        Principal Distribution Amount, until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal
Allocation:                      Except as described below, the Group III Class
                                 A Certificates will receive principal
                                 sequentially; the Class A-3b, Class A-3c. and
                                 Class A-3d Certificates will not receive principal distributions until the Certificate
                                 Principal Balance of the Class A-3a
                                 Certificates has been reduced to zero.

                                 All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently among the Class A-1 Certificates, the Class A-2 Certificates and the Group III Class A Certificates based on the Class A Principal Allocation Percentage for the Class A-1 Certificates, Class A-2 Certificates and the Group III Class A Certificates, as applicable.

                                 However, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed pro rata to the holders of the Class A certificates in the other Class A Certificate Groups remaining outstanding, based on their remaining class certificate balances and in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans and any payments of principal to the Group III Class A Certificates will be made first from payments relating to the Group III Mortgage Loans.

                                 Once the Class A-3a Class Certificate Balance has been reduced to zero, principal distributions will be allocated pro rata between the Class A-3b Certificates and the Group III Class A Sequential Certificates, based on their outstanding Class Certificate Balances. Any principal distributions allocated to the Group III Class A Sequential Certificates will be allocated first to the Class A-3c Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-3d Certificates, until their Class Certificate Balance has been reduced to zero.

                                 Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group III Class A Certificates will be distributed pro rata among the Class A-3a, Class A-3b, Class A-3c and Class A-3d Certificates.

Group III Class A
Interest Rate Cap:               Beginning on the first Distribution Date, and
                                 for a period of 32 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Group III Class A
                                 Certificates.

                                 For its duration, the Group III Class A
                                 Interest Rate Cap pays the Trust the product of
                                 (i) the excess, if any, of the then current
                                 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group III Class A Interest Rate Cap Notional Balance ("the Group III Class A Interest Rate Cap Payment") as described on the schedule herein.

Group III Class A
Interest Rate Cap
Payment Allocation:              The Group III Class A Interest Rate Cap Payment
                                 shall be available to pay any Basis Risk Carry
                                 Forward Amount due to the Group III Class A
                                 Certificates on a pro rata basis.

Class M Interest Rate            Beginning on the first Distribution Date, and
Cap:                             for a period of 38 months thereafter, an
                                 Interest Rate Cap will be pledged to the Trust for the benefit of the Class M Certificates.

                                 For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate
Cap Payment Allocation:          The Class M Interest Rate Cap Payment shall be
                                 available to pay any Basis Risk Carry Forward
                                 Amount due to the Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5 and Class M-6
                                 Certificates on a pro rata basis.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B Interest Rate Cap:       Beginning on the first Distribution Date, and
                                 for a period of 38 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                                 For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate
Cap Payment Allocation:          The Class B Interest Rate Cap Payment shall be
                                 available to pay any Basis Risk Carry Forward
                                 Amount due to the Class B-1, Class B-2 and
                                 Class B-3 Certificates on a pro rata basis.

Allocation of Net
Monthly Excess
Cashflow:                        For any Distribution Date, any Net Monthly
                                 Excess Cashflow shall be paid as follows:
                                 (i)      to the Class M-1 Certificates, the
                                          unpaid interest shortfall amount;
                                 (ii)     to the Class M-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (iii)    to the Class M-2 Certificates, the
                                          unpaid interest shortfall amount;
                                 (iv)     to the Class M-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (v)      to the Class M-3 Certificates, the
                                          unpaid interest shortfall amount;
                                 (vi)     to the Class M-3 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (vii)    to the Class M-4 Certificates, the
                                          unpaid interest shortfall amount;
                                 (viii)   to the Class M-4 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (ix)     to the Class M-5 Certificates, the
                                          unpaid interest shortfall amount;
                                 (x)      to the Class M-5 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (xi)     to the Class M-6 Certificates, the
                                          unpaid interest shortfall amount;
                                 (xii)    to the Class M-6 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (xiii)   to the Class B-1 Certificates, the
                                          unpaid interest shortfall amount;
                                 (xiv)    to the Class B-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (xv)     to the Class B-2 Certificates, the
                                          unpaid interest shortfall amount;
                                 (xvi)    to the Class B-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (xvii)   to the Class B-3 Certificates, the
                                          unpaid interest shortfall amount;
                                 (xviii)  to the Class B-3 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;
                                 (xix)    concurrently, any unpaid Class A-1
                                          Basis Risk Carry Forward Amount to the
                                          Class A-1 Certificates, any unpaid
                                          Class A-2 Basis Risk Carry Forward
                                          Amount to the Class A-2 Certificates
                                          and any unpaid Group III Class A Basis
                                          Risk Carry Forward Amount to the Group
                                          III Class A Certificates; and
                                 (xx)     sequentially, to Classes M-1, M-2,
                                          M-3, M-4, M-5, M-6, B-1, B-2 and B-3
                                          Certificates, in such order, any
                                          unpaid Basis Risk Carry Forward Amount
                                          for such classes.

Interest Remittance Amount:      For any Distribution Date, the portion of
                                 available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:    For any Distribution Date and each class of
                                 Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                 Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief
                                 Act or similar state law allocated to such class.

Class A-3b Insurance
Payment Amount:                  For any Distribution Date, the Class A-3b
                                 Insurance Payment Amount equals Accrued
                                 Certificate Interest and principal with respect to the Class A-3b Certificates, to the extent covered by the Class A-3b Insurer.

Principal Distribution Amount:   On any Distribution Date, the sum of (i) the
                                 Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal
Distribution Amount:             On any Distribution Date, the excess of (i) the
                                 aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess
Cashflow:                        For any Distribution Date is the amount of
                                 funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Extra Principal Distribution
Amount: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over
                                 (y) the sum of interest payable on the
                                 Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:      For any Distribution Date, means the excess, if
                                 any, of the overcollateralization over the required overcollateralization for such
                                 Distribution Date.

Class A Principal
Allocation Percentage:           For any Distribution Date, the percentage
                                 equivalent of a fraction, determined as
                                 follows: (i) in the case of the Class A-1
                                 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                                 Mortgage Loans and the denominator of which is
                                 (y) the principal remittance amount for such Distribution Date, (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (iii) in the case of the Group III Class A
                                 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group III
                                 Mortgage Loans and the denominator of which is
                                 (y) the principal remittance amount for such Distribution Date.

Class A Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the aggregate Certificate
                                 Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.

Class M-1 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 70.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.

Class M-2 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.40% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.

Class M-3 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.80% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class M-4 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.10% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.

Class M-5 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.

Class M-6 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.60% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-1 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class
                                 B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.80% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.

Class B-2 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date). (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.70% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-3 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2
                                 Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                                 Amount on such Distribution Date), (iv) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                                 Amount on such Distribution Date), (v) the
                                 Certificate Principal Balance of the Class M-4
                                 Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                                 Amount on such Distribution Date), (vi) the
                                 Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                                 Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6
                                 Certificates (after taking into account the payment of the Class M-6 Principal Distribution
                                 Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1
                                 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                                 Amount on such Distribution Date), (ix) the
                                 Certificate Principal Balance of the Class B-2
                                 Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                                 Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class B-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.70% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,581,210.

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the
                                 Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:               It is not anticipated that the any of the
                                 Offered Certificates will be SMMEA eligible.

Prospectus:                      The Class A-3a, Class A-3b, Class A-3c, Class
                                 A-3d, Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                 "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                             50               60              75              100             125              150
------------------------------------------------------------------------------------------------------------------------------------
 A-3a   WAL                                1.42             1.19            0.96            0.72             0.57            0.47
        First Payment Date              12/25/2004       12/25/2004      12/25/2004      12/25/2004       12/25/2004      12/25/2004
        Expected Final Maturity         11/25/2007       5/25/2007       11/25/2006       5/25/2006       1/25/2006       11/25/2005
        Window                            1 - 36           1 - 30          1 - 24          1 - 18           1 - 14          1 - 12
------------------------------------------------------------------------------------------------------------------------------------
 A-3b   WAL                                7.66             6.47            5.18            3.78             2.77            1.97
        First Payment Date               12/2/2007        6/2/2007        12/2/2006       6/2/2006         2/2/2006        12/2/2005
        Expected Final Maturity          4/2/2019         3/2/2017        10/2/2014       4/2/2012         9/2/2010        7/2/2009
        Window                           36 - 172         30 - 147        24 - 118         18 - 88         14 - 69          12 - 55
------------------------------------------------------------------------------------------------------------------------------------
 A-3c   WAL                                6.21             5.22            4.17            3.00             2.12            1.65
        First Payment Date              11/25/2007       5/25/2007       11/25/2006       5/25/2006       1/25/2006       11/25/2005
        Expected Final Maturity          7/25/2017       8/25/2015        7/25/2013       4/25/2011       11/25/2009       6/25/2007
        Window                           36 - 152         30 - 129        24 - 104         18 - 77         14 - 60          12 - 31
------------------------------------------------------------------------------------------------------------------------------------
 A-3d   WAL                                14.11           12.03            9.66            7.19             5.62            3.30
        First Payment Date               7/25/2017       8/25/2015        7/25/2013       4/25/2011       11/25/2009       6/25/2007
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           152 - 172       129 - 147        104 - 118        77 - 88         60 - 69          31 - 55
------------------------------------------------------------------------------------------------------------------------------------
  M-1   WAL                                9.52             8.06            6.46            5.00             4.57            4.57
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       4/25/2008       9/25/2008        5/25/2009
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         41 - 88         46 - 69          54 - 55
------------------------------------------------------------------------------------------------------------------------------------
  M-2   WAL                                9.52             8.06            6.46            4.95             4.33            4.30
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       3/25/2008       6/25/2008       11/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         40 - 88         43 - 69          48 - 55
------------------------------------------------------------------------------------------------------------------------------------
  M-3   WAL                                9.52             8.06            6.46            4.93             4.24            4.04
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       2/25/2008       5/25/2008        8/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         39 - 88         42 - 69          45 - 55
------------------------------------------------------------------------------------------------------------------------------------
  M-4   WAL                                9.52             8.06            6.46            4.92             4.19            3.91
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       2/25/2008       4/25/2008        6/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         39 - 88         41 - 69          43 - 55
------------------------------------------------------------------------------------------------------------------------------------
  M-5   WAL                                9.52             8.06            6.46            4.90             4.15            3.81
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       1/25/2008       3/25/2008        5/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         38 - 88         40 - 69          42 - 55
------------------------------------------------------------------------------------------------------------------------------------
  M-6   WAL                                9.52             8.06            6.46            4.90             4.11            3.74
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       1/25/2008       2/25/2008        4/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         38 - 88         39 - 69          41 - 55
------------------------------------------------------------------------------------------------------------------------------------
  B-1   WAL                                9.52             8.06            6.46            4.90             4.10            3.68
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       1/25/2008       2/25/2008        3/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         38 - 88         39 - 69          40 - 55
------------------------------------------------------------------------------------------------------------------------------------
  B-2   WAL                                9.52             8.06            6.46            4.88             4.06            3.63
        First Payment Date               6/25/2009       9/25/2008       12/25/2007      12/25/2007       1/25/2008        2/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         37 - 88         38 - 69          39 - 55
------------------------------------------------------------------------------------------------------------------------------------
  B-3   WAL                                9.52             8.06            6.46            4.88             4.06            3.60
        First Payment Date               6/25/2009       9/25/2008       12/25/2007      12/25/2007       1/25/2008        1/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012       8/25/2010        6/25/2009
        Window                           55 - 172         46 - 147        37 - 118         37 - 88         38 - 69          38 - 55
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
        PPC (%)                            175
-----------------------------------------------------
 A-3a   WAL                               0.39
        First Payment Date             12/25/2004
        Expected Final Maturity         9/25/2005
        Window                           1 - 10
-----------------------------------------------------
 A-3b   WAL                               1.58
        First Payment Date              10/2/2005
        Expected Final Maturity         8/2/2007
        Window                           10 - 32
-----------------------------------------------------
 A-3c   WAL                               1.37
        First Payment Date              9/25/2005
        Expected Final Maturity         1/25/2007
        Window                           10 - 26
-----------------------------------------------------
 A-3d   WAL                               2.39
        First Payment Date              1/25/2007
        Expected Final Maturity         7/25/2007
        Window                           26 - 32
-----------------------------------------------------
  M-1   WAL                               3.80
        First Payment Date              7/25/2007
        Expected Final Maturity         9/25/2008
        Window                           32 - 46
-----------------------------------------------------
  M-2   WAL                               3.81
        First Payment Date              8/25/2008
        Expected Final Maturity         9/25/2008
        Window                           45 - 46
-----------------------------------------------------
  M-3   WAL                               3.64
        First Payment Date              5/25/2008
        Expected Final Maturity         9/25/2008
        Window                           42 - 46
-----------------------------------------------------
  M-4   WAL                               3.48
        First Payment Date              3/25/2008
        Expected Final Maturity         9/25/2008
        Window                           40 - 46
-----------------------------------------------------
  M-5   WAL                               3.36
        First Payment Date              1/25/2008
        Expected Final Maturity         9/25/2008
        Window                           38 - 46
-----------------------------------------------------
  M-6   WAL                               3.28
        First Payment Date             12/25/2007
        Expected Final Maturity         9/25/2008
        Window                           37 - 46
-----------------------------------------------------
  B-1   WAL                               3.21
        First Payment Date             11/25/2007
        Expected Final Maturity         9/25/2008
        Window                           36 - 46
-----------------------------------------------------
  B-2   WAL                               3.16
        First Payment Date             10/25/2007
        Expected Final Maturity         9/25/2008
        Window                           35 - 46
-----------------------------------------------------
  B-3   WAL                               3.13
        First Payment Date              9/25/2007
        Expected Final Maturity         9/25/2008
        Window                           34 - 46
-----------------------------------------------------


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
        PPC (%)                            50               60              75              100              125              150
------------------------------------------------------------------------------------------------------------------------------------
 A-3a   WAL                               1.42             1.19            0.96             0.72             0.57            0.47
        First Payment Date             12/25/2004       12/25/2004      12/25/2004       12/25/2004       12/25/2004      12/25/2004
        Expected Final Maturity        11/25/2007       5/25/2007       11/25/2006       5/25/2006        1/25/2006       11/25/2005
        Window                           1 - 36           1 - 30          1 - 24           1 - 18           1 - 14          1 - 12
------------------------------------------------------------------------------------------------------------------------------------
 A-3b   WAL                               8.28             7.03            5.67             4.15             3.06            2.14
        First Payment Date              12/2/2007        6/2/2007        12/2/2006        6/2/2006         2/2/2006        12/2/2005
        Expected Final Maturity         9/2/2031         7/2/2029        12/2/2025        1/2/2021         7/2/2017        1/2/2015
        Window                          36 - 321         30 - 295        24 - 252         18 - 193         14 - 151        12 - 121
------------------------------------------------------------------------------------------------------------------------------------
 A-3c   WAL                               6.21             5.22            4.17             3.00             2.12            1.65
        First Payment Date             11/25/2007       5/25/2007       11/25/2006       5/25/2006        1/25/2006       11/25/2005
        Expected Final Maturity         7/25/2017       8/25/2015        7/25/2013       4/25/2011        11/25/2009       6/25/2007
        Window                          36 - 152         30 - 129        24 - 104         18 - 77          14 - 60          12 - 31
------------------------------------------------------------------------------------------------------------------------------------
 A-3d   WAL                               17.53           15.17            12.38            9.24             7.20            4.26
        First Payment Date              7/25/2017       8/25/2015        7/25/2013       4/25/2011        11/25/2009       6/25/2007
        Expected Final Maturity         8/25/2031       6/25/2029       11/25/2025       12/25/2020       6/25/2017       12/25/2014
        Window                          152 - 321       129 - 295        104 - 252        77 - 193         60 - 151        31 - 121
------------------------------------------------------------------------------------------------------------------------------------
  M-1   WAL                               10.39            8.85            7.15             5.53             4.98            5.49
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       4/25/2008        9/25/2008        5/25/2009
        Expected Final Maturity        12/25/2028       5/25/2026       11/25/2022       7/25/2018        8/25/2015        7/25/2013
        Window                          55 - 289         46 - 258        37 - 216         41 - 164         46 - 129        54 - 104
------------------------------------------------------------------------------------------------------------------------------------
  M-2   WAL                               10.36            8.81            7.12             5.45             4.72            4.63
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       3/25/2008        6/25/2008       11/25/2008
        Expected Final Maturity        12/25/2027       4/25/2025       10/25/2021       9/25/2017        12/25/2014       1/25/2013
        Window                          55 - 277         46 - 245        37 - 203         40 - 154         43 - 121         48 - 98
------------------------------------------------------------------------------------------------------------------------------------
  M-3   WAL                               10.32            8.78            7.09             5.40             4.61            4.35
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       2/25/2008        5/25/2008        8/25/2008
        Expected Final Maturity        12/25/2026       4/25/2024       11/25/2020       12/25/2016       5/25/2014        7/25/2012
        Window                          55 - 265         46 - 233        37 - 192         39 - 145         42 - 114         45 - 92
------------------------------------------------------------------------------------------------------------------------------------
  M-4   WAL                               10.29            8.74            7.05             5.37             4.54            4.20
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       2/25/2008        4/25/2008        6/25/2008
        Expected Final Maturity         4/25/2026       8/25/2023        4/25/2020       6/25/2016        12/25/2013       3/25/2012
        Window                          55 - 257         46 - 225        37 - 185         39 - 139         41 - 109         43 - 88
------------------------------------------------------------------------------------------------------------------------------------
  M-5   WAL                               10.24            8.69            7.01             5.32             4.47            4.08
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       1/25/2008        3/25/2008        5/25/2008
        Expected Final Maturity         6/25/2025       11/25/2022       8/25/2019       12/25/2015       7/25/2013       11/25/2011
        Window                          55 - 247         46 - 216        37 - 177         38 - 133         40 - 104         42 - 84
------------------------------------------------------------------------------------------------------------------------------------
  M-6   WAL                               10.17            8.63            6.96             5.27             4.40            3.98
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       1/25/2008        2/25/2008        4/25/2008
        Expected Final Maturity         8/25/2024       12/25/2021      11/25/2018       5/25/2015        2/25/2013        7/25/2011
        Window                          55 - 237         46 - 205        37 - 168         38 - 126         39 - 99          41 - 80
------------------------------------------------------------------------------------------------------------------------------------
  B-1   WAL                               10.08            8.54            6.88             5.21             4.34            3.89
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       1/25/2008        2/25/2008        3/25/2008
        Expected Final Maturity         8/25/2023       1/25/2021        1/25/2018       9/25/2014        8/25/2012        2/25/2011
        Window                          55 - 225         46 - 194        37 - 158         38 - 118         39 - 93          40 - 75
------------------------------------------------------------------------------------------------------------------------------------
  B-2   WAL                               9.95             8.43            6.79             5.12             4.25            3.79
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       12/25/2007       1/25/2008        2/25/2008
        Expected Final Maturity         7/25/2022       1/25/2020        3/25/2017       2/25/2014        1/25/2012        9/25/2010
        Window                          55 - 212         46 - 182        37 - 148         37 - 111         38 - 86          39 - 70
------------------------------------------------------------------------------------------------------------------------------------
  B-3   WAL                               9.74             8.24            6.63             5.00             4.15            3.69
        First Payment Date              6/25/2009       9/25/2008       12/25/2007       12/25/2007       1/25/2008        1/25/2008
        Expected Final Maturity         4/25/2021       12/25/2018       4/25/2016       5/25/2013        7/25/2011        3/25/2010
        Window                          55 - 197         46 - 169        37 - 137         37 - 102         38 - 80          38 - 64
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------
        PPC (%)                          175
----------------------------------------------------
 A-3a   WAL                              0.39
        First Payment Date            12/25/2004
        Expected Final Maturity       9/25/2005
        Window                          1 - 10
----------------------------------------------------
 A-3b   WAL                              1.58
        First Payment Date            10/2/2005
        Expected Final Maturity        8/2/2007
        Window                         10 - 32
----------------------------------------------------
 A-3c   WAL                              1.37
        First Payment Date            9/25/2005
        Expected Final Maturity       1/25/2007
        Window                         10 - 26
----------------------------------------------------
 A-3d   WAL                              2.39
        First Payment Date            1/25/2007
        Expected Final Maturity       7/25/2007
        Window                         26 - 32
----------------------------------------------------
  M-1   WAL                              5.79
        First Payment Date            7/25/2007
        Expected Final Maturity       8/25/2013
        Window                         32 - 105
----------------------------------------------------
  M-2   WAL                              4.26
        First Payment Date            8/25/2008
        Expected Final Maturity       8/25/2011
        Window                         45 - 81
----------------------------------------------------
  M-3   WAL                              3.89
        First Payment Date            5/25/2008
        Expected Final Maturity       3/25/2011
        Window                         42 - 76
----------------------------------------------------
  M-4   WAL                              3.72
        First Payment Date            3/25/2008
        Expected Final Maturity       12/25/2010
        Window                         40 - 73
----------------------------------------------------
  M-5   WAL                              3.58
        First Payment Date            1/25/2008
        Expected Final Maturity       8/25/2010
        Window                         38 - 69
----------------------------------------------------
  M-6   WAL                              3.47
        First Payment Date            12/25/2007
        Expected Final Maturity       5/25/2010
        Window                         37 - 66
----------------------------------------------------
  B-1   WAL                              3.37
        First Payment Date            11/25/2007
        Expected Final Maturity       1/25/2010
        Window                         36 - 62
----------------------------------------------------
  B-2   WAL                              3.28
        First Payment Date            10/25/2007
        Expected Final Maturity       9/25/2009
        Window                         35 - 58
----------------------------------------------------
  B-3   WAL                              3.18
        First Payment Date            9/25/2007
        Expected Final Maturity       4/25/2009
        Window                         34 - 53
----------------------------------------------------


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
       CPR (%)                             20             25             30
--------------------------------------------------------------------------------
 A-3a  WAL                                0.90           0.71           0.58
       First Payment Date              12/25/2004     12/25/2004     12/25/2004
       Expected Final Maturity         10/25/2006     5/25/2006      2/25/2006
       Window                            1 - 23         1 - 18         1 - 15
--------------------------------------------------------------------------------
 A-3b  WAL                                5.11           3.97           3.12
       First Payment Date              11/2/2006       6/2/2006       3/2/2006
       Expected Final Maturity          9/2/2014       8/2/2012       3/2/2011
       Window                           23 - 117       18 - 92        15 - 75
--------------------------------------------------------------------------------
 A-3c  WAL                                4.10           3.16           2.43
       First Payment Date              10/25/2006     5/25/2006      2/25/2006
       Expected Final Maturity         6/25/2013      8/25/2011      5/25/2010
       Window                           23 - 103       18 - 81        15 - 66
--------------------------------------------------------------------------------
 A-3d  WAL                                9.58           7.54           6.14
       First Payment Date              6/25/2013      8/25/2011      5/25/2010
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                          103 - 117       81 - 92        66 - 75
--------------------------------------------------------------------------------
  M-1  WAL                                6.36           5.17           4.65
       First Payment Date              12/25/2007     4/25/2008      7/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       41 - 92        44 - 75
--------------------------------------------------------------------------------
  M-2  WAL                                6.36           5.13           4.50
       First Payment Date              12/25/2007     2/25/2008      5/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       39 - 92        42 - 75
--------------------------------------------------------------------------------
  M-3  WAL                                6.36           5.12           4.44
       First Payment Date              12/25/2007     2/25/2008      4/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       39 - 92        41 - 75
--------------------------------------------------------------------------------
  M-4  WAL                                6.36           5.11           4.40
       First Payment Date              12/25/2007     1/25/2008      3/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       38 - 92        40 - 75
--------------------------------------------------------------------------------
  M-5  WAL                                6.36           5.10           4.38
       First Payment Date              12/25/2007     1/25/2008      2/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       38 - 92        39 - 75
--------------------------------------------------------------------------------
  M-6  WAL                                6.36           5.10           4.35
       First Payment Date              12/25/2007     1/25/2008      2/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       38 - 92        39 - 75
--------------------------------------------------------------------------------
  B-1  WAL                                6.36           5.09           4.33
       First Payment Date              12/25/2007     12/25/2007     1/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       37 - 92        38 - 75
--------------------------------------------------------------------------------
  B-2  WAL                                6.36           5.08           4.32
       First Payment Date              12/25/2007     12/25/2007     1/25/2008
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       37 - 92        38 - 75
--------------------------------------------------------------------------------
  B-3  WAL                                6.36           5.08           4.32
       First Payment Date              12/25/2007     12/25/2007     12/25/2007
       Expected Final Maturity         8/25/2014      7/25/2012      2/25/2011
       Window                           37 - 117       37 - 92        37 - 75
--------------------------------------------------------------------------------


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
       CPR (%)                             20             25             30
--------------------------------------------------------------------------------
 A-3a  WAL                                0.90           0.71           0.58
       First Payment Date              12/25/2004     12/25/2004     12/25/2004
       Expected Final Maturity         10/25/2006     5/25/2006      2/25/2006
       Window                            1 - 23         1 - 18         1 - 15
--------------------------------------------------------------------------------
 A-3b  WAL                                5.60           4.38           3.46
       First Payment Date              11/2/2006       6/2/2006       3/2/2006
       Expected Final Maturity         12/2/2025       1/2/2022       2/2/2019
       Window                           23 - 252       18 - 205       15 - 170
--------------------------------------------------------------------------------
 A-3c  WAL                                4.10           3.16           2.43
       First Payment Date              10/25/2006     5/25/2006      2/25/2006
       Expected Final Maturity         6/25/2013      8/25/2011      5/25/2010
       Window                           23 - 103       18 - 81        15 - 66
--------------------------------------------------------------------------------
 A-3d  WAL                               12.32           9.80           8.02
       First Payment Date              6/25/2013      8/25/2011      5/25/2010
       Expected Final Maturity         11/25/2025     12/25/2021     1/25/2019
       Window                          103 - 252       81 - 205       66 - 170
--------------------------------------------------------------------------------
  M-1  WAL                                7.04           5.73           5.11
       First Payment Date              12/25/2007     4/25/2008      7/25/2008
       Expected Final Maturity         8/25/2022      3/25/2019      8/25/2016
       Window                           37 - 213       41 - 172       44 - 141
--------------------------------------------------------------------------------
  M-2  WAL                                7.01           5.66           4.94
       First Payment Date              12/25/2007     2/25/2008      5/25/2008
       Expected Final Maturity         8/25/2021      4/25/2018      12/25/2015
       Window                           37 - 201       39 - 161       42 - 133
--------------------------------------------------------------------------------
  M-3  WAL                                6.97           5.62           4.86
       First Payment Date              12/25/2007     2/25/2008      4/25/2008
       Expected Final Maturity         9/25/2020      7/25/2017      4/25/2015
       Window                           37 - 190       39 - 152       41 - 125
--------------------------------------------------------------------------------
  M-4  WAL                                6.94           5.59           4.80
       First Payment Date              12/25/2007     1/25/2008      3/25/2008
       Expected Final Maturity         2/25/2020      1/25/2017      11/25/2014
       Window                           37 - 183       38 - 146       40 - 120
--------------------------------------------------------------------------------
  M-5  WAL                                6.90           5.54           4.75
       First Payment Date              12/25/2007     1/25/2008      2/25/2008
       Expected Final Maturity         6/25/2019      7/25/2016      5/25/2014
       Window                           37 - 175       38 - 140       39 - 114
--------------------------------------------------------------------------------
  M-6  WAL                                6.85           5.50           4.69
       First Payment Date              12/25/2007     1/25/2008      2/25/2008
       Expected Final Maturity         9/25/2018      11/25/2015     11/25/2013
       Window                           37 - 166       38 - 132       39 - 108
--------------------------------------------------------------------------------
  B-1  WAL                                6.77           5.43           4.62
       First Payment Date              12/25/2007     12/25/2007     1/25/2008
       Expected Final Maturity         11/25/2017     4/25/2015      5/25/2013
       Window                           37 - 156       37 - 125       38 - 102
--------------------------------------------------------------------------------
  B-2  WAL                                6.68           5.34           4.54
       First Payment Date              12/25/2007     12/25/2007     1/25/2008
       Expected Final Maturity         1/25/2017      7/25/2014      10/25/2012
       Window                           37 - 146       37 - 116       38 - 95
--------------------------------------------------------------------------------
  B-3  WAL                                6.52           5.22           4.43
       First Payment Date              12/25/2007     12/25/2007     12/25/2007
       Expected Final Maturity         2/25/2016      10/25/2013     3/25/2012
       Window                           37 - 135       37 - 107       37 - 88
--------------------------------------------------------------------------------


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

 Period       A-3a Cap (%)      A-3b Cap (%)      A-3c Cap (%)      A-3d Cap (%)
--------     -------------     -------------     -------------     -------------
               Actual/360        Actual/360        Actual/360        Actual/360

    0                --                --                --                --
    1             11.60             11.07             11.60             11.60
    2             10.01              9.94             10.01             10.01
    3             10.04             11.04             10.04             10.04
    4             10.79              9.68             10.79             10.79
    5             10.07             10.33             10.07             10.07
    6             10.30              9.90             10.30             10.30
    7             10.08             10.35             10.08             10.08
    8             10.27              9.87             10.27             10.27
    9             10.05              9.98             10.05             10.05
   10             10.06             10.32             10.06             10.06
   11             10.30              9.90             10.30             10.30
   12             10.08             10.34             10.08             10.08
   13             10.32              9.92             10.32             10.32
   14             10.10             10.03             10.10             10.10
   15             10.11             11.12             10.11             10.11
   16             10.87              9.75             10.87             10.87
   17             10.04             10.30             10.04             10.04
   18             10.29              9.89             10.29             10.29
   19                --             10.33             10.07             10.07
   20                --              9.92             10.32             10.32
   21                --             10.07             10.14             10.14
   22                --             10.29             10.02             10.02
   23                --              9.93             10.33             10.33
   24                --             10.34             10.07             10.07
   25                --              9.97             10.38             10.38
   26                --             10.05             10.12             10.12
   27                --             11.20             10.18             10.18
   28                --              9.87             11.01             11.01
   29                --             10.31             10.04             10.04
   30                --              9.98             10.39             10.39
   31                --             10.38             10.11             10.11
   32                --             10.06             10.46             10.46
   33                --             10.29             10.36             10.36
   34                --             10.81             10.53             10.53
   35                --             10.51             10.93             10.93
   36                --             10.92             10.63             10.63
   37                --             46.63             48.26             48.26
   38                --             13.46             13.53             13.53
   39                --             14.43             13.57             13.57
   40                --             14.18             15.23             15.23
   41                --             14.55             14.14             14.14
   42                --             13.97             14.51             14.51
   43                --             14.33             13.94             13.94
   44                --             13.77             14.30             14.30
   45                --             13.87             13.94             13.94
   46                --             14.68             14.27             14.27
   47                --             14.20             14.74             14.74

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

 Period       A-3a Cap (%)      A-3b Cap (%)      A-3c Cap (%)      A-3d Cap (%)
--------     -------------     -------------     -------------     -------------
               Actual/360        Actual/360        Actual/360        Actual/360

   48                --             14.66             14.26             14.26
   49                --             14.18             14.73             14.73
   50                --             14.18             14.25             14.25
   51                --             15.83             14.37             14.37
   52                --             14.32             15.93             15.93
   53                --             14.79             14.38             14.38
   54                --             14.31             14.86             14.86
   55                --             14.78             14.37             14.37
   56                --             14.30             14.84             14.84
   57                --             14.37             14.44             14.44
   58                --             14.87             14.45             14.45
   59                --             14.41             14.97             14.97
   60                --             14.89             14.48             14.48
   61                --             14.40             14.95             14.95
   62                --             14.40             14.46             14.46
   63                --             15.93             14.46             14.46
   64                --             14.38             16.00             16.00
   65                --             14.86             14.45             14.45
   66                --             14.37             14.92             14.92
   67                --             14.84             14.43             14.43
   68                --             14.36             14.91             14.91
   69                --             14.35             14.42             14.42
   70                --             14.82             14.41             14.41
   71                --             14.34             14.89             14.89
   72                --             14.81             14.40             14.40
   73                --             14.33             14.88             14.88
   74                --             14.32             14.39             14.39
   75                --             15.85             14.38             14.38
   76                --             14.31             15.92             15.92
   77                --             14.78             14.37             14.37
   78                --             14.30                --             14.84
   79                --             14.77                --             14.36
   80                --             14.29                --             14.83
   81                --             14.28                --             14.35
   82                --             14.75                --             14.34
   83                --             14.27                --             14.81
   84                --             14.74                --             14.33
   85                --             14.25                --             14.80
   86                --             14.25                --             14.32
   87                --             15.23                --             14.31
   88                --             14.24                --             15.29
   89                --             14.71                --             14.30
   90                --             14.23                --             14.77
   91                --             13.22                --             12.86
   92                --             11.57                --             12.02
   93                --             11.58                --             11.65
   94                --             11.99                --             11.67


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

 Period       A-3a Cap (%)      A-3b Cap (%)      A-3c Cap (%)      A-3d Cap (%)
--------     -------------     -------------     -------------     -------------
               Actual/360        Actual/360        Actual/360        Actual/360

   95                --             11.62                --             12.08
   96                --             12.03                --             11.71
   97                --             11.67                --             12.13
   98                --             11.69                --             11.76
   99                --             12.97                --             11.78
  100                --             11.74                --             13.07
  101                --             12.15                --             11.83
  102                --             11.79                --             12.25
  103                --             12.21                --             11.88
  104                --             11.84                --             12.31
  105                --             11.87                --             11.94
  106                --             12.29                --             11.97
  107                --             11.93                --             12.40
  108                --             12.36                --             12.03
  109                --             11.99                --             12.46
  110                --             12.02                --             12.09
  111                --             13.35                --             12.13
  112                --             12.09                --             13.46
  113                --             12.53                --             12.20
  114                --             12.17                --             12.64
  115                --             12.61                --             12.27
  116                --             12.25                --             12.72
  117                --             12.29                --             12.35
  118                --             12.74                --             12.40
  119                --             12.37                --             12.85
  120                --             12.83                --             12.48
  121                --             12.46                --             12.95
  122                --             12.51                --             12.58
  123                --             13.90                --             12.63
  124                --             12.61                --             14.04
  125                --             13.08                --             12.73
  126                --             12.72                --             13.21
  127                --             13.20                --             12.84
  128                --             12.83                --             13.32
  129                --             12.89                --             12.95
  130                --             13.38                --             13.01
  131                --             13.01                --             13.51
  132                --             13.51                --             13.14
  133                --             13.14                --             13.65
  134                --             13.21                --             13.27
  135                --             14.19                --             13.34
  136                --             13.35                --             14.34
  137                --             13.87                --             13.49
  138                --             13.50                --             14.02
  139                --             14.03                --             13.64
  140                --             13.66                --             14.18
  141                --             13.74                --             13.81


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

 Period       A-3a Cap (%)      A-3b Cap (%)      A-3c Cap (%)      A-3d Cap (%)
--------     -------------     -------------     -------------     -------------
               Actual/360        Actual/360        Actual/360        Actual/360

  142                --             14.29                --             13.89
  143                --             13.91                --             14.45
  144                --             14.47                --             14.07
  145                --             14.10                --             14.64
  146                --             14.19                --             14.26
  147                --             15.82                --             14.36
  148                --             14.40                --             16.01
  149                --             14.98                --             14.57
  150                --             14.61                --             15.16
  151                --             15.21                --             14.79
  152                --             14.83                --             15.40
  153                --             14.95                --             15.02
  154                --             15.57                --             15.14
  155                --             15.20                --             15.77
  156                --             15.84                --             15.39
  157                --             15.46                --             16.04
  158                --             15.59                --             15.66
  159                --             17.42                --             15.80
  160                --             15.88                --             17.65
  161                --             16.56                --             16.09
  162                --             16.18                --             16.79
  163                --             16.88                --             16.40
  164                --             16.50                --             17.12
  165                --             16.66                --             16.73
  166                --             17.39                --             16.90
  167                --             17.06                --             17.70
  168                --             17.96                --             17.45
  169                --             17.72                --             18.38
  170                --             18.09                --             18.15
  171                --             20.46                --             18.54
  172                --             18.90                --             21.00
  173                --             20.00                --             19.42
  174                --             19.85                --             20.58
  175                --             21.06                --             20.45
  176                --             20.96                --             21.73
  177                --             21.60                --             21.67
  178                --             23.04                --             22.36
  179                --             23.05                --             23.89
  180                --             24.67                --             23.94
  181                --             24.80                --             25.69
  182                --             25.82                --             25.89
  183                --             28.83                --             27.04
  184                --             28.27                --             30.29
  185                --             30.73                --             29.80
  186                --             31.42                --             32.54
  187                --             34.48                --             33.44
  188                --             35.65                --             36.91


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                     Senior Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

 Period       A-3a Cap (%)      A-3b Cap (%)      A-3c Cap (%)      A-3d Cap (%)
--------     -------------     -------------     -------------     -------------
               Actual/360        Actual/360        Actual/360        Actual/360

  189                --             38.34                --             38.41
  190                --             42.97                --             41.65
  191                --             45.55                --             47.14
  192                --             52.20                --             50.59
  193                --             56.91                --             58.88
  194                --             65.45                --             65.52
  195                --             85.72                --             77.49
  196                --             95.40                --            105.69
  197                --                --                --                --


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                                      Mezzanine and Subordinate Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
  0            --            --            --            --            --            --            --            --            --
  1         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77
  2          9.23          9.23          9.23          9.23          9.23          9.23          9.23          9.23          9.23
  3          9.25          9.25          9.25          9.25          9.25          9.25          9.25          9.25          9.25
  4          9.97          9.97          9.97          9.97          9.97          9.97          9.97          9.97          9.97
  5          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
  6          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
  7          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
  8          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
  9          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
 10          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
 11          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
 12          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
 13          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
 14          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
 15          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
 16          9.97          9.97          9.97          9.97          9.97          9.97          9.97          9.97          9.97
 17          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
 18          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
 19          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26          9.26
 20          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
 21          9.29          9.29          9.29          9.29          9.29          9.29          9.29          9.29          9.29
 22          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46
 23          9.72          9.72          9.72          9.72          9.72          9.72          9.72          9.72          9.72
 24          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46
 25          9.72          9.72          9.72          9.72          9.72          9.72          9.72          9.72          9.72
 26          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46          9.46
 27          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48          9.48
 28         10.58         10.58         10.58         10.58         10.58         10.58         10.58         10.58         10.58
 29          9.66          9.66          9.66          9.66          9.66          9.66          9.66          9.66          9.66
 30          9.95          9.95          9.95          9.95          9.95          9.95          9.95          9.95          9.95
 31          9.66          9.66          9.66          9.66          9.66          9.66          9.66          9.66          9.66
 32          9.94          9.94          9.94          9.94          9.94          9.94          9.94          9.94          9.94
 33          9.77          9.77          9.77          9.77          9.77          9.77          9.77          9.77          9.77
 34         10.00         10.00         10.00         10.00         10.00         10.00         10.00         10.00         10.00
 35         10.31         10.31         10.31         10.31         10.31         10.31         10.31         10.31         10.31
 36          9.99          9.99          9.99          9.99          9.99          9.99          9.99          9.99          9.99
 37         10.30         10.30         10.30         10.30         10.30         10.30         10.30         10.30         10.30
 38          9.98          9.98          9.98          9.98          9.98          9.98          9.98          9.98          9.98
 39         10.09         10.09         10.09         10.09         10.09         10.09         10.09         10.09         10.09
 40         10.95         10.95         10.95         10.95         10.95         10.95         10.95         10.95         10.95
 41         10.24         10.24         10.24         10.24         10.24         10.24         10.24         10.24         10.24
 42         10.58         10.58         10.58         10.58         10.58         10.58         10.58         10.58         10.58
 43         10.23         10.23         10.23         10.23         10.23         10.23         10.23         10.23         10.23
 44         10.57         10.57         10.57         10.57         10.57         10.57         10.57         10.57         10.57
 45         10.32         10.32         10.32         10.32         10.32         10.32         10.32         10.32         10.32
 46         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71
 47         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06
 48         10.70         10.70         10.70         10.70         10.70         10.70         10.70         10.70         10.70


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                                      Mezzanine and Subordinate Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
 49         11.05         11.05         11.05         11.05         11.05         11.05         11.05         11.05         11.05
 50         10.69         10.69         10.69         10.69         10.69         10.69         10.69         10.69         10.69
 51         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77
 52         11.95         11.95         11.95         11.95         11.95         11.95         11.95         11.95         11.95
 53         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79
 54         11.14         11.14         11.14         11.14         11.14         11.14         11.14         11.14         11.14
 55         10.78         10.78         10.78         10.78         10.78         10.78         10.78         10.78         10.78
 56         11.13         11.13         11.13         11.13         11.13         11.13         11.13         11.13         11.13
 57         10.82         10.82         10.82         10.82         10.82         10.82         10.82         10.82         10.82
 58         10.84         10.84         10.84         10.84         10.84         10.84         10.84         10.84         10.84
 59         11.21         11.21         11.21         11.21         11.21         11.21         11.21         11.21         11.21
 60         10.85         10.85         10.85         10.85         10.85         10.85         10.85         10.85         10.85
 61         11.20         11.20         11.20         11.20         11.20         11.20         11.20         11.20         11.20
 62         10.83         10.83         10.83         10.83         10.83         10.83         10.83         10.83         10.83
 63         10.83         10.83         10.83         10.83         10.83         10.83         10.83         10.83         10.83
 64         11.98         11.98         11.98         11.98         11.98         11.98         11.98         11.98         11.98
 65         10.81         10.81         10.81         10.81         10.81         10.81         10.81         10.81         10.81
 66         11.17         11.17         11.17         11.17         11.17         11.17         11.17         11.17         11.17
 67         10.80         10.80         10.80         10.80         10.80         10.80         10.80         10.80         10.80
 68         11.16         11.16         11.16         11.16         11.16         11.16         11.16         11.16         11.16
 69         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79         10.79
 70         10.78         10.78         10.78         10.78         10.78         10.78         10.78         10.78         10.78
 71         11.14         11.14         11.14         11.14         11.14         11.14         11.14         11.14         11.14
 72         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77         10.77
 73         11.12         11.12         11.12         11.12         11.12         11.12         11.12         11.12         11.12
 74         10.76         10.76         10.76         10.76         10.76         10.76         10.76         10.76         10.76
 75         10.75         10.75         10.75         10.75         10.75         10.75         10.75         10.75         10.75
 76         11.90         11.90         11.90         11.90         11.90         11.90         11.90         11.90         11.90
 77         10.74         10.74         10.74         10.74         10.74         10.74         10.74         10.74         10.74
 78         11.09         11.09         11.09         11.09         11.09         11.09         11.09         11.09         11.09
 79         10.73         10.73         10.73         10.73         10.73         10.73         10.73         10.73         10.73
 80         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08         11.08
 81         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71
 82         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71         10.71
 83         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06         11.06
 84         10.70         10.70         10.70         10.70         10.70         10.70         10.70         10.70         10.70
 85         11.05         11.05         11.05         11.05         11.05         11.05         11.05         11.05         11.05
 86         10.68         10.68         10.68         10.68         10.68         10.68         10.68         10.68         10.68
 87         10.68         10.68         10.68         10.68         10.68         10.68         10.68         10.68         10.68
 88         11.41         11.41         11.41         11.41         11.41         11.41         11.41         11.41         11.41
 89         10.66         10.66         10.66         10.66         10.66         10.66         10.66         10.66         10.66
 90         11.01         11.01         11.01         11.01         11.01         11.01         11.01         11.01         11.01
 91         10.65         10.65         10.65         10.65         10.65         10.65         10.65         10.65         10.65
 92         11.00         11.00         11.00         11.00         11.00         11.00         11.00         11.00         11.00
 93         10.64         10.64         10.64         10.64         10.64         10.64         10.64         10.64         10.64
 94         10.63         10.63         10.63         10.63         10.63         10.63         10.63         10.63         10.63
 95         10.98         10.98         10.98         10.98         10.98         10.98         10.98         10.98         10.98
 96         10.62         10.62         10.62         10.62         10.62         10.62         10.62         10.62         10.62
 97         10.97         10.97         10.97         10.97         10.97         10.97         10.97         10.97         10.97
 98         10.61         10.61         10.61         10.61         10.61         10.61         10.61         10.61         10.61


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                                      Mezzanine and Subordinate Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
 99         10.60         10.60         10.60         10.60         10.60         10.60         10.60         10.60         10.60
100         11.73         11.73         11.73         11.73         11.73         11.73         11.73         11.73         11.73
101         10.59         10.59         10.59         10.59         10.59         10.59         10.59         10.59         10.59
102         10.94         10.94         10.94         10.94         10.94         10.94         10.94         10.94         10.94
103         10.58         10.58         10.58         10.58         10.58         10.58         10.58         10.58         10.58
104         10.92         10.92         10.92         10.92         10.92         10.92         10.92         10.92            --
105         10.57         10.57         10.57         10.57         10.57         10.57         10.57         10.57            --
106         10.56         10.56         10.56         10.56         10.56         10.56         10.56         10.56            --
107         10.91         10.91         10.91         10.91         10.91         10.91         10.91         10.91            --
108         10.55         10.55         10.55         10.55         10.55         10.55         10.55         10.55            --
109         10.89         10.89         10.89         10.89         10.89         10.89         10.89         10.89            --
110         10.54         10.54         10.54         10.54         10.54         10.54         10.54         10.54            --
111         10.53         10.53         10.53         10.53         10.53         10.53         10.53         10.53            --
112         11.65         11.65         11.65         11.65         11.65         11.65         11.65         11.65            --
113         10.52         10.52         10.52         10.52         10.52         10.52         10.52            --            --
114         10.86         10.86         10.86         10.86         10.86         10.86         10.86            --            --
115         10.51         10.51         10.51         10.51         10.51         10.51         10.51            --            --
116         10.85         10.85         10.85         10.85         10.85         10.85         10.85            --            --
117         10.49         10.49         10.49         10.49         10.49         10.49         10.49            --            --
118         10.49         10.49         10.49         10.49         10.49         10.49         10.49            --            --
119         10.83         10.83         10.83         10.83         10.83         10.83         10.83            --            --
120         10.48         10.48         10.48         10.48         10.48         10.48         10.48            --            --
121         10.82         10.82         10.82         10.82         10.82         10.82            --            --            --
122         10.46         10.46         10.46         10.46         10.46         10.46            --            --            --
123         10.46         10.46         10.46         10.46         10.46         10.46            --            --            --
124         11.57         11.57         11.57         11.57         11.57         11.57            --            --            --
125         10.45         10.45         10.45         10.45         10.45         10.45            --            --            --
126         10.79         10.79         10.79         10.79         10.79         10.79            --            --            --
127         10.44         10.44         10.44         10.44         10.44         10.44            --            --            --
128         10.78         10.78         10.78         10.78         10.78         10.78            --            --            --
129         10.42         10.42         10.42         10.42         10.42            --            --            --            --
130         10.42         10.42         10.42         10.42         10.42            --            --            --            --
131         10.76         10.76         10.76         10.76         10.76            --            --            --            --
132         10.41         10.41         10.41         10.41         10.41            --            --            --            --
133         10.75         10.75         10.75         10.75         10.75            --            --            --            --
134         10.39         10.39         10.39         10.39         10.39            --            --            --            --
135         10.39         10.39         10.39         10.39         10.39            --            --            --            --
136         11.10         11.10         11.10         11.10            --            --            --            --            --
137         10.38         10.38         10.38         10.38            --            --            --            --            --
138         10.72         10.72         10.72         10.72            --            --            --            --            --
139         10.37         10.37         10.37         10.37            --            --            --            --            --
140         10.71         10.71         10.71         10.71            --            --            --            --            --
141         10.35         10.35         10.35         10.35            --            --            --            --            --
142         10.35         10.35         10.35            --            --            --            --            --            --
143         10.69         10.69         10.69            --            --            --            --            --            --
144         10.34         10.34         10.34            --            --            --            --            --            --
145         10.68         10.68         10.68            --            --            --            --            --            --
146         10.33         10.33         10.33            --            --            --            --            --            --
147         10.32         10.32         10.32            --            --            --            --            --            --
148         11.42         11.42            --            --            --            --            --            --            --


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                                      Mezzanine and Subordinate Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   M-4 Cap (%)   M-5 Cap (%)   M-6 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
149         10.31         10.31            --            --            --            --            --            --            --
150         10.65         10.65            --            --            --            --            --            --            --
151         10.30         10.30            --            --            --            --            --            --            --
152         10.64         10.64            --            --            --            --            --            --            --
153         10.29         10.29            --            --            --            --            --            --            --
154         10.28         10.28            --            --            --            --            --            --            --
155         10.62         10.62            --            --            --            --            --            --            --
156         10.27         10.27            --            --            --            --            --            --            --
157         10.61            --            --            --            --            --            --            --            --
158         10.26            --            --            --            --            --            --            --            --
159         10.26            --            --            --            --            --            --            --            --
160         11.35            --            --            --            --            --            --            --            --
161         10.25            --            --            --            --            --            --            --            --
162         10.58            --            --            --            --            --            --            --            --
163         10.24            --            --            --            --            --            --            --            --
164         10.57            --            --            --            --            --            --            --            --
165         10.23            --            --            --            --            --            --            --            --
166         10.22            --            --            --            --            --            --            --            --


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                    Group III Class A Cap                       Class M Cap                             Class B Cap
           --------------------------------------  --------------------------------------   -------------------------------------
  Period     Balance ($)     Strike %   Ceiling %    Balance ($)     Strike %   Ceiling %     Balance ($)    Strike %   Ceiling %
     1     894,478,000.00      6.50       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     2     869,061,401.45      6.50       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     3     843,985,747.59      6.50       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     4     819,238,037.78      6.50       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     5     794,806,305.16      6.50       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     6     770,680,039.54      6.50       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     7     746,850,164.26      6.50       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     8     723,309,007.91      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
     9     700,050,270.82      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    10     677,068,986.31      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    11     654,361,476.77      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    12     631,925,304.60      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    13     609,763,539.90      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    14     587,926,030.81      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    15     566,661,371.87      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    16     545,955,287.23      6.55       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    17     525,793,076.16      6.65       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    18     506,160,425.91      6.65       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    19     487,043,401.46      6.65       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    20     468,428,435.51      6.65       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    21     450,302,333.42      6.65       9.70     242,848,000.00      5.85       8.50      52,345,000.00      4.45       7.10
    22     432,654,086.00      8.05       9.70     242,848,000.00      7.00       8.70      52,345,000.00      5.60       7.30
    23     415,479,764.77      8.05       9.70     242,848,000.00      7.00       8.70      52,345,000.00      5.60       7.30
    24     398,755,959.20      8.05       9.70     242,848,000.00      7.00       8.70      52,345,000.00      5.60       7.30
    25     382,470,832.54      8.05       9.70     242,848,000.00      7.00       8.70      52,345,000.00      5.60       7.30
    26     366,612,859.88      8.05       9.70     242,848,000.00      7.00       8.70      52,345,000.00      5.60       7.30
    27     351,170,819.93      8.05       9.70     242,848,000.00      7.00       8.70      52,345,000.00      5.60       7.30
    28     336,133,790.56      9.00       9.70     242,848,000.00      7.75       8.90      52,345,000.00      6.35       7.50
    29     321,491,134.80      9.00       9.70     242,848,000.00      7.75       8.90      52,345,000.00      6.35       7.50
    30     307,232,489.87      9.00       9.70     242,848,000.00      7.75       8.90      52,345,000.00      6.35       7.50
    31     293,347,770.78      9.00       9.70     242,848,000.00      7.75       8.90      52,345,000.00      6.35       7.50
    32     279,827,158.07      9.00       9.70     242,848,000.00      7.75       8.90      52,345,000.00      6.35       7.50
    33     266,661,140.00      9.00       9.70     242,848,000.00      7.75       8.90      52,345,000.00      6.35       7.50
    34                 --        --         --     242,848,000.00      8.65       9.25      52,345,000.00      7.25       7.85
    35                 --        --         --     242,848,000.00      8.65       9.25      52,345,000.00      7.25       7.85
    36                 --        --         --     242,848,000.00      8.65       9.25      52,345,000.00      7.25       7.85
    37                 --        --         --     242,848,000.00      8.65       9.25      52,345,000.00      7.25       7.85
    38                 --        --         --     242,848,000.00      8.65       9.25      45,150,847.60      7.25       7.85
    39                 --        --         --     232,489,412.71      8.65       9.25      39,136,133.64      7.25       7.85
    40                 --        --         --                 --        --         --                 --        --         --


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------